Exhibit 10.5

THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (“Amendment”) is made effective this 20th day of November, 2006, by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BANK OF OKLAHOMA, N.A. (“Lender”).

RECITALS

A. Reference is made to the Revolving Credit and Term Loan Agreement between Borrower and Lender dated September 30, 2004, amended September 30, 2005 and amended September 30, 2006 (as amended, the “Credit Agreement”), pursuant to which exists a $7,000,000 Revolving Line and an $8,000,000 Term Loan. Terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

B. Borrower has requested that Lender renew the $7,000,000 Revolving Line and establish a new Term Loan in the amount of $2,760,000 to enable Borrower to acquire certain property located in Broken Arrow, Oklahoma; and Lender is willing to accommodate such requests pursuant to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Borrower and Lender do hereby agree as follows:

1.  AMENDMENT TO THE CREDIT AGREEMENT.

1.1.	Section 1.37 (Note) is hereby amended to additionally include the $2,760,000 Promissory Note.

1.2.	The Pricing Grid attached as Schedule "1.38" to the Credit Agreement is hereby amended and replaced by the Pricing Grid attached as Schedule "1.2" to this Amendment.

1.3.	A new Section 2.4 is hereby added to the Credit Agreement, to wit:

“2.4.  $2,760,000 Term Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to loan to Borrower $2,760,000, to be further evidenced by the $2,760,000 Term Note. The purpose of the advance under the $2,760,000 Term Note is to enable Borrower to purchase certain property located in Broken Arrow, Oklahoma (“Property”). At closing, the Borrower shall execute and deliver to Lender the Mortgage Related Documents.”

1.4.	The term “Mortgage Related Documents” shall mean, separately and collectively, the following, all of which must be in form and content satisfactory to Lender:

(i)	Title insurance commitment (with a title insurance policy with thirty days of funding).
(ii)	Survey.
(iii)	Insurance certificates (hazard and liability).
(iv)	Flood zone verification.
(v)	Environmental information.
(vi)	A Mortgage in form and content as set forth on Schedule “1.5 (vi)” attached to this Amendment.
(vii)	Appraisal.
(viii)	Any other documents or agreements required by Lender.

1.5.	Section 8.3 (Effective Net Worth) is hereby amended to replace the amount “$15,000,000” with “$20,000,000”.

2.  CONDITIONS PRECEDENT.

2.1.  Borrower shall execute and /or deliver to Lender the following:

2.1.1.  This Amendment;

2.1.2.  The $7,000,000 promissory Note in form and content set forth on Schedule “2.1.2” to this Amendment;

2.1.3.  The $2,760,000 Term Loan, in form and content set forth on Schedule “2.1.3” to this Amendment;

2.1.4.  The Mortgage Related Documents;

2.1.5.  Updated authority resolutions from the Borrower and each of the Guarantors, in form and content as set on                                          forth on Schedule “2.1.5” to this Amendment;

2.1.6.  Certificates of Good Standing from the Borrower and each of the Guarantors; and

2.1.7.  any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.  Representations. As inducement for Lender to agree to this Amendment, the Borrower represents and warrants to Lender as follows: (i) all representations and warranties set forth in the Credit Agreement and other Loan Documents remain true and correct as of the date hereof, and all schedules remain true and correct; (ii) no Initial Default or Matured Default exists under the Credit Agreement or any other Loan Documents, and none shall arise as a result of the execution and performance under this Amendment and/or any documents executed and/or delivered by Borrower in connection herewith.

4.  Ratification of and Amendment to Documents. Borrower hereby ratifies and confirms the Credit Agreement, together with all security agreements, financing statements, instruments, documents and/or agreements executed and/or delivered by Borrowers to Lender in connection therewith (ALoan Documents@), and Borrower acknowledges, agrees, represents and warrants that the Loan Documents are in full force and effect, binding and enforceable in accordance with their terms.

5.  Ratification of Guaranty. Each Guarantor, by execution of the ratification following the signature page hereof, hereby agrees to the renewal of the $7,000,000 Revolving Line and the establishment of the $2,760,000 term loan, and hereby ratifies and confirms its Guaranty Agreement; and further confirms that, after giving effect to the amendments provided for herein, the Guaranty Agreement shall continue in full force and effect, and that each representation and warranty set forth therein remains true and correct as of the date hereof, and that the guaranteed indebtedness additionally includes the $2,760,000 Promissory Note, together with extensions and renewals thereto.

6.  Governing Law and Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and it, together with all documents executed and delivered in connection herewith, shall be binding upon the parties hereto, their respective successors and assigns.

7.  USA Patriot Act Notification. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver’s license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

8.   Fees. Borrower shall not be obligated to pay the attorney fees incurred by Bank in connection with the preparation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

"Borrower"

ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation

By  /s/ Kenneth A. Chymiak
Ken Chymiak, President and Chief
            Executive Officer

“Lender"

BANK OF OKLAHOMA, N.A.

By  /s/ W. Mack Renner
W. Mack Renner, Assistant Vice President

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RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Third Amendment to Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 20, 2006, to which this Ratification is affixed, the undersigned Guarantors each hereby agree to Section 5 of the Amendment and further hereby ratifies and confirms its Guaranty Agreement.

Tulsat Corporation, an Oklahoma corporation

By  /s/ David E. Chymiak
David Chymiak, President

ADDvantage Technologies Group of Missouri, Inc., a Missouri corporation

By  /s/ David E. Chymiak
David Chymiak, Vice President

ADDvantage Technologies Group of Nebraska, Inc., a Nebraska corporation

By  /s/ Kenneth A. Chymiak
Ken Chymiak, Vice President

ADDvantage Technologies Group of Texas, Inc., a Texas corporation

By  /s/ Kenneth A. Chymiak
Ken Chymiak, Vice President

NCS Industries, Inc., a Pennsylvania corporation

By  /s/ David E. Chymiak
David Chymiak, President

Tulsat-Atlanta, L.L.C., an Oklahoma limited liability company
(a subsidiary of Tulsat Corporation)

By: ADDvantage Technologies Group, Inc.,
Its sole member and Manager

By  /s/ David E. Chymiak
David Chymiak, Chairman of the Board

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Schedule "1.2"

(Note Rate Pricing Grid)

Leverage Ratio (Funded Debt to EBITDA)	Prime Option Line Note $8,000,000 $2,760,000 Term Note Term Note	LIBOR Option Line Note $8,000,000 $2,760,000 Term Note Term Loan
>3.00x	-0.25%	0.25%	N/A	2.50%	3.00%	1.50%
>2.25x <=3.00x	-0.50%	0.00%	N/A	2.25%	2.75%	1.50%
>1.50x <=2.25x	-0.75%	-0.25%	N/A	2.00%	2.50%	1.50%
< 1.50x	-1.00%	-0.50%	N/A	1.75%	2.25%	1.50%

The Note Rate shall be determined in accordance with the foregoing table based on the Leverage Ratio as reflected in the then most recent Financials. Adjustments, if any, to the Note Rate shall be effective five (5) Business Days after the Lender has received the applicable Financials. If the Borrower fails to deliver the Financials to the Lender at the time required pursuant to Section 6.1, then the Note Rate shall include the highest Margin set forth in the foregoing table until five (5) Business Days after such Financials are so delivered.

The term “Financials” means the annual or quarterly consolidated financial statements of the Borrower required to be delivered pursuant to Section 6.1 of the Revolving Credit and Term Loan Agreement.

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Schedule "2.1.5"

(Updated Authority Resolutions:

1. Secretary's Certificate of ADDvantage Technologies Group, Inc.
2. Secretary's Certificate of ADDvantage Technologies Group of Missouri, Inc.
3. Secretary's Certificate of NCS Industries, Inc.
4. Secretary's Certificate of ADDvantage Technology Group of Nebraska, Inc.
5. Secretary's Certificate of Tulsat Corporation
6. Limited Liability Company Certificate of Tulsat-Atlanta, L.L.C.
7. Secretary's Certificate of ADDvantage Technology Group of Texas, Inc.